Exhibit 99.1

Investor Relations Contact:
Liz Morali (408) 986-7977
liz_morali@amat.com

Media Contact:
Ricky Gradwohl (408) 235-4676
ricky_gradwohl@amat.com

APPLIED MATERIALS ANNOUNCES FIRST QUARTER 2025 RESULTS
•Revenue $7.17 billion, up 7 percent year over year
•GAAP gross margin 48.8 percent and non-GAAP gross margin 48.9 percent
•GAAP operating margin 30.4 percent and non-GAAP operating margin 30.6 percent
•GAAP EPS $1.45 and non-GAAP EPS $2.38, down 40 percent and up 12 percent year over year, respectively
•Generated $925 million in cash from operations and distributed $1.64 billion to shareholders including $1.32 billion in share repurchases and $326 million in dividends

SANTA CLARA, Calif., Feb. 13, 2025 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its first quarter ended Jan. 26, 2025.
“The industry drive to accelerate the development of advanced compute and more sophisticated AI is gaining momentum,” said Gary Dickerson, President and CEO. “Applied Materials is enabling the major device architecture inflections critical for energy-efficient AI and our focus on high-velocity co-innovation creates unique collaboration opportunities with our customers and partners, positioning Applied for continued growth and outperformance in the years to come.”
“We delivered strong financial performance in the first fiscal quarter, with record revenue, gross margin expansion and robust shareholder distributions,” said Brice Hill, Senior Vice President and CFO. “ For the second fiscal quarter, we are encouraged by the trends supporting continued customer investments to enable leading-edge technology inflections, while also taking into account export control related headwinds.”

Applied Materials, Inc.

Results Summary

	Q1 FY2025	Q1 FY2024	Change
	(In millions, except per share amounts and percentages)
Net revenue	$7,166	$6,707	7%
Gross margin	48.8%	47.8%	1.0 point
Operating margin	30.4%	29.3%	1.1 points
Net income	$1,185	$2,019	(41)%
Diluted earnings per share	$1.45	$2.41	(40)%
Non-GAAP Results
Non-GAAP gross margin	48.9%	47.9%	1.0 point
Non-GAAP operating margin	30.6%	29.5%	1.1 points
Non-GAAP net income	$1,946	$1,782	9%
Non-GAAP diluted EPS	$2.38	$2.13	12%
Non-GAAP free cash flow	$544	$2,096	(74)%

A reconciliation of the GAAP and non-GAAP results is provided in the financial tables included in this release. See also “Use of Non-GAAP Financial Measures” section.
Impact of Singapore Tax Incentives
As a result of new tax incentive agreements in Singapore in fiscal 2025, the company recorded a $644 million, or $0.79 per diluted share, income tax expense due to the remeasurement of deferred tax assets in Singapore.

Applied Materials, Inc.

Business Outlook

Applied’s total net revenue, non-GAAP gross margin and non-GAAP diluted EPS for the second quarter of fiscal 2025, including the estimated impact of recently announced U.S. export regulations, are expected to be approximately as follows:

	Q2 FY2025
(In millions, except percentage and per share amounts)
Total net revenue	$7,100	+/-	$400
Non-GAAP gross margin	48.4%
Non-GAAP diluted EPS	$2.30	+/-	$0.18
This outlook for non-GAAP diluted EPS excludes known charges related to completed acquisitions of $0.01 per share and a gain on asset sale of $0.05 per share, and includes a net income tax benefit related to intra-entity intangible asset transfers of $0.04 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax-related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.
First Quarter Reportable Segment Information

Semiconductor Systems	Q1 FY2025	Q1 FY2024
	(In millions, except percentages)
Net revenue	$5,356	$4,909
Foundry, logic and other	68%	62%
DRAM	28%	34%
Flash memory	4%	4%
Operating income	$1,986	$1,744
Operating margin	37.1%	35.5%
Non-GAAP Results
Non-GAAP operating income	$1,998	$1,754
Non-GAAP operating margin	37.3%	35.7%

Applied Global Services	Q1 FY2025	Q1 FY2024
	(In millions, except percentages)
Net revenue	$1,594	$1,476
Operating income	$447	$417
Operating margin	28.0%	28.3%
Non-GAAP Results
Non-GAAP operating income	$447	$417
Non-GAAP operating margin	28.0%	28.3%

Applied Materials, Inc.

Display	Q1 FY2025	Q1 FY2024
	(In millions, except percentages)
Net revenue	$183	$244
Operating income	$14	$25
Operating margin	7.7%	10.2%
Non-GAAP Results
Non-GAAP operating income	$14	$25
Non-GAAP operating margin	7.7%	10.2%

Corporate and Other	Q1 FY2025	Q1 FY2024
	(In millions)
Unallocated net revenue	$33	$78
Unallocated cost of products sold and expenses	(305)	(297)
Total	$(272)	$(219)
Use of Non-GAAP Financial Measures
Applied provides investors with certain non-GAAP financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; impairments of assets; gain or loss, dividends and impairments on strategic investments; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at https://ir.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements
This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our business outlook for the second quarter of fiscal 2025 and beyond, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic, political and industry conditions, including changes in interest rates and prices for goods and services; the implementation of additional export regulations and license requirements and their interpretation, and their impact on our ability to export products and provide services to customers and on our results of operations; global trade issues and changes in trade and export license policies and our ability to obtain licenses or authorizations on a timely basis, if at all; imposition of new or increases in tariffs and any retaliatory measures; the effects of geopolitical turmoil or conflicts; demand for semiconductor chips and electronic devices; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; our ability to meet customer demand, and our suppliers’ ability to meet our demand requirements; the concentrated nature of our customer base; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; cybersecurity incidents affecting our information systems or information contained in them, or affecting our operations, suppliers, customers or vendors; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the effects of regional or global health epidemics; acquisitions, investments and divestitures; changes in income tax laws; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; our ability to ensure compliance with applicable law, rules and regulations and other risks and uncertainties described in our SEC filings, including our recent Forms 10-K and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.
About Applied Materials
Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible a better future. Learn more at www.appliedmaterials.com.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended
(In millions, except per share amounts)	January 26, 2025	January 28, 2024
Net revenue	$7,166	$6,707
Cost of products sold	3,670	3,503
Gross profit	3,496	3,204
Operating expenses:
Research, development and engineering	859	754
Marketing and selling	206	207
General and administrative	256	276
Total operating expenses	1,321	1,237
Income from operations	2,175	1,967
Interest expense	64	59
Interest and other income (expense), net	8	395
Income before income taxes	2,119	2,303
Provision for income taxes	934	284
Net income	$1,185	$2,019
Earnings per share:
Basic	$1.46	$2.43
Diluted	$1.45	$2.41
Weighted average number of shares:
Basic	814	831
Diluted	819	837

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	January 26, 2025	October 27, 2024
ASSETS
Current assets:
Cash and cash equivalents	$6,264	$8,022
Short-term investments	1,949	1,449
Accounts receivable, net	5,998	5,234
Inventories	5,501	5,421
Other current assets	982	1,094
Total current assets	20,694	21,220
Long-term investments	2,686	2,787
Property, plant and equipment, net	3,563	3,339
Goodwill	3,768	3,732
Purchased technology and other intangible assets, net	237	249
Deferred income taxes and other assets	2,390	3,082
Total assets	$33,338	$34,409
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$799	$799
Accounts payable and accrued expenses	4,485	4,820
Contract liabilities	2,452	2,849
Total current liabilities	7,736	8,468
Long-term debt	5,461	5,460
Income taxes payable	684	670
Other liabilities	832	810
Total liabilities	14,713	15,408
Total stockholders’ equity	18,625	19,001
Total liabilities and stockholders’ equity	$33,338	$34,409

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended
	January 26, 2025	January 28, 2024
Cash flows from operating activities:
Net income	$1,185	$2,019
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	105	91
Share-based compensation	195	170
Deferred income taxes	668	(72)
Other	95	(235)
Net change in operating assets and liabilities	(1,323)	352
Cash provided by operating activities	925	2,325
Cash flows from investing activities:
Capital expenditures	(381)	(229)
Cash paid for acquisitions, net of cash acquired	(28)	—
Proceeds from sales and maturities of investments	1,223	531
Purchases of investments	(1,711)	(749)
Cash used in investing activities	(897)	(447)
Cash flows from financing activities:
Proceeds from issuance of commercial paper	200	100
Repayments of commercial paper	(200)	(100)
Common stock repurchases	(1,318)	(700)
Tax withholding payments for vested equity awards	(142)	(192)
Payments of dividends to stockholders	(326)	(266)
Repayments of principal on finance leases	—	1
Cash used in financing activities	(1,786)	(1,157)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(1,758)	721
Cash, cash equivalents and restricted cash equivalents—beginning of period	8,113	6,233
Cash, cash equivalents and restricted cash equivalents — end of period	$6,355	$6,954

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$6,264	$6,854
Restricted cash equivalents included in deferred income taxes and other assets	91	100
Total cash, cash equivalents, and restricted cash equivalents	$6,355	$6,954

Supplemental cash flow information:
Cash payments for income taxes	$70	$139
Cash refunds from income taxes	$70	$2
Cash payments for interest	$52	$34

Applied Materials, Inc.

Additional Information

	Q1 FY2025	Q1 FY2024
Net Revenue by Geography (In millions)
United States	$917	$759
% of Total	13%	11%
Europe	$330	$410
% of Total	4%	6%
Japan	$540	$565
% of Total	8%	9%
Korea	$1,667	$1,231
% of Total	23%	18%
Taiwan	$1,183	$559
% of Total	17%	8%
Southeast Asia	$286	$186
% of Total	4%	3%
China	$2,243	$2,997
% of Total	31%	45%

Employees (In thousands)
Regular Full Time	36.0	34.5

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended
(In millions, except percentages)	January 26, 2025	January 28, 2024
Non-GAAP Gross Profit
GAAP reported gross profit	$3,496	$3,204
Certain items associated with acquisitions[1]	7	7
Non-GAAP gross profit	$3,503	$3,211
Non-GAAP gross margin	48.9%	47.9%
Non-GAAP Operating Income
GAAP reported operating income	$2,175	$1,967
Certain items associated with acquisitions[1]	12	11
Acquisition integration and deal costs	3	3
Non-GAAP operating income	$2,190	$1,981
Non-GAAP operating margin	30.6%	29.5%
Non-GAAP Net Income
GAAP reported net income	$1,185	$2,019
Certain items associated with acquisitions[1]	12	11
Acquisition integration and deal costs	3	3
Realized loss (gain), dividends and impairments on strategic investments, net	(9)	(1)
Unrealized loss (gain) on strategic investments, net	106	(280)
Income tax effect of share-based compensation[2]	(10)	(26)
Income tax effects related to intra-entity intangible asset transfers[3]	674	22
Resolution of prior years’ income tax filings and other tax items	(16)	33
Income tax effect of non-GAAP adjustments[4]	1	1
Non-GAAP net income	$1,946	$1,782

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

3	Amount for the three months ended January 26, 2025, included changes to income tax provision of $30 million from amortization of intangibles and a $644 million remeasurement of deferred tax assets resulting from new tax incentive agreements in Singapore in fiscal 2025.

4	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended
(In millions, except per share amounts)	January 26, 2025	January 28, 2024
Non-GAAP Earnings Per Diluted Share
GAAP reported earnings per diluted share	$1.45	$2.41
Certain items associated with acquisitions	0.01	0.01
Realized loss (gain), dividends and impairments on strategic investments, net	(0.01)	—
Unrealized loss (gain) on strategic investments, net	0.13	(0.33)
Income tax effect of share-based compensation	(0.01)	(0.03)
Income tax effects related to intra-entity intangible asset transfers[1]	0.83	0.03
Resolution of prior years’ income tax filings and other tax items	(0.02)	0.04
Non-GAAP earnings per diluted share	$2.38	$2.13
Weighted average number of diluted shares	819	837

1	Amount for the three months ended January 26, 2025, included changes to income tax provision of $0.04 per diluted share from amortization of intangibles and $0.79 per diluted share from a remeasurement of deferred tax assets resulting from new tax incentive agreements in Singapore in fiscal 2025.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended
(In millions, except percentages)	January 26, 2025	January 28, 2024
Semiconductor Systems Non-GAAP Operating Income
GAAP reported operating income	$1,986	$1,744
Certain items associated with acquisitions[1]	12	10
Non-GAAP operating income	$1,998	$1,754
Non-GAAP operating margin	37.3%	35.7%
Applied Global Services Non-GAAP Operating Income
GAAP reported operating income	$447	$417
Non-GAAP operating income	$447	$417
Non-GAAP operating margin	28.0%	28.3%
Display Non-GAAP Operating Income
GAAP reported operating income	$14	$25
Non-GAAP operating income	$14	$25
Non-GAAP operating margin	7.7%	10.2%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

Note: The reconciliation of GAAP and non-GAAP segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	January 26, 2025

GAAP provision for income taxes (a)	$934
Income tax effect of share-based compensation	10
Income tax effects related to intra-entity intangible asset transfers	(674)
Resolutions of prior years’ income tax filings and other tax items	16
Income tax effect of non-GAAP adjustments	(1)
Non-GAAP provision for income taxes (b)	$285

GAAP income before income taxes (c)	$2,119
Certain items associated with acquisitions	12
Acquisition integration and deal costs	3
Realized loss (gain), dividends and impairments on strategic investments, net	(9)
Unrealized loss (gain) on strategic investments, net	106
Non-GAAP income before income taxes (d)	$2,231

GAAP effective income tax rate (a/c)	44.1%

Non-GAAP effective income tax rate (b/d)	12.8%

UNAUDITED RECONCILIATION OF NON-GAAP FREE CASH FLOW

	Three Months Ended
(In millions)	January 26, 2025	January 28, 2024
Cash provided by operating activities	$925	$2,325
Capital expenditures	(381)	(229)
Non-GAAP free cash flow	$544	$2,096